EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. §1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Aviation General, Incorporated and Subsidiaries (the “Company”) for the fiscal quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned President and Principal Accounting and Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Date: October 1, 2004	By:	/s/ Wirt D. Walker III
Wirt D. Walker III
Director, Chairman of the Board,
and Chief Executive Officer,
President and Treasurer

By:	/s/ Glenn A. Jackson
Glenn A. Jackson
Chief Financial Officer